SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report:    June 18, 2003
(Date of earliest event reported)

Commission File No.:   333-99383-02

Greenwich Capital Commercial Funding Corp.

(Exact name of registrant as specified in its charter)

Delaware	06-1565524

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

600 Steamboat Rd., Greenwich, Connecticut	06830

(Address of principal executive offices)	(Zip Code)

(203) 625-2700

(Registrant’s telephone number, including area code)

Item 5.    Other Events

                Attached as Exhibit 99.1 to this Current Report is a supplement to certain collateral term sheets (the “Collateral Term Sheet Supplement”) furnished to the Registrant by Greenwich Capital Markets, Inc. (the “Underwriter”), an underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the “Certificates”). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Act”). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-99383) (the “Registration Statement”). The Registrant hereby incorporates the Collateral Term Sheet Supplement by reference in the Registration Statement.

                The Collateral Term Sheet Supplement was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet Supplement.

                Any statement or information contained in the Collateral Term Sheet Supplement shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

                 (c)    Exhibits

Exhibit No.	Description

99.1	Collateral Term Sheet Supplement

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

GREENWICH CAPITAL COMMERCIAL FUNDING CORP.

By:	/s/ Paul D. Stevelman

Name: Paul D. Stevelman
Title: Managing Director

Date:  June 18, 2003

INDEX TO EXHIBITS

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Collateral Term Sheet Supplement	E